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                                                                 EXHIBIT 10.2

                                  BILL OF SALE



KNOW ALL MEN BY THESE PRESENTS:

That ALI'I WATER BOTTLING, INC., a Hawaii corporation ("Seller"), for good and valuable consideration received from HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii Corporation ("Buyer"), pursuant to that certain ASSET PURCHASE AGREEMENT ("Agreement") dated as of June 30, 1999, by and among Buyer, Seller and Dennis Harris ("Harris"), the sole stockholder of Seller, does hereby sell to and assign, transfer, convey and deliver to Buyer all of the assets set forth in Section 1.1.1 of the Agreement (the "Assets") and attached hereto as Annex A.

TO HAVE AND TO HOLD, UNTO Buyer, its successors and assigns, FOREVER.

Seller hereby authorizes Buyer to take any and all appropriate action, in the name of Seller or Harris, to protect the right, title and interest hereby conveyed in connection with the Assets hereby assigned, transferred, conveyed and delivered to Buyer.

Seller hereby covenants that, from time to time at the request of Buyer, Seller will execute and deliver all such further instruments of conveyance and transfer, and will take such other actions consistent with the terms of the Agreement, as Buyer may reasonably request, in order to vest in Buyer good and marketable title to any and all of the Assets.

Notwithstanding anything to the contrary contained herein, any inconsistency or ambiguity between this Bill of Sale (including Annex A hereto) and the Agreement shall be governed by the Agreement.

         IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

                                  ALI'I WATER BOTTLING, INC.,


                                  By:
                                       ----------------------------
                                       Dennis Harris, President


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                                     ANNEX A



         PURCHASED ASSETS: Seller hereby sells, transfers, assigns and delivers to Buyer all of Seller's right, title and interest in and to all of the assets of Seller used in the operation of Seller's business (including the Delivery Business and the PET Business (each as defined in the Agreement)), wherever situated, and all the goodwill related thereto, including, without limitation, all (i) plant and equipment; (ii) bottles and coolers, (iii) delivery trucks and other rolling stock; (iv) raw and finished goods inventory; (v) accounts receivable; (vi) contract rights; (vii) customer deposits; (viii) office equipment and furniture; (ix) bank accounts; and (x) intangible assets, including the name "Ali'i" and any other trademarks, servicemarks, trade secrets or knowhow related to the business, except to the extent that any of the foregoing are Excluded Assets (as defined in the Agreement).


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